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                        MODIFICATION OF PROMISSORY NOTE


This Modification of Promissory Note ("Modification") is made effective the 31st day of July, 2000 with respect to that certain Promissory Note ("Note") dated July 31, 1999 in the original principal amount of $7,000,000.00 executed by HORIZON PHARMACIES, INC. ("Borrower") payable to the order of BANK ONE, TEXAS, NATIONAL ASSOCIATION ("Bank") for the purpose of extending the maturity date of the Note.

        Effective this date, the Maturity Date (as defined in the Note) is extended to September 1, 2000 and interest shall be due and payable prior to the Maturity Date, as extended, only on the effective date of this Modification.

Except as herein expressly provided, all other terms and provisions of the Note shall continue in full force and effect.

THE MODIFICATION REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

BANK:
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BANK ONE, TEXAS NATIONAL
  ASSOCIATION


By: /s/ Bradley C. Peters
   ----------------------------------
NAME:  Bradley C. Peters
TITLE:  Vice President


BORROWER:
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BY: /s/ John N. Stogner
   ----------------------------------
NAME:  John N. Stogner
TITLE:  Chief Financial Officer